REVOLVING CREDIT FACILITY AGREEMENT

Dated as of December 30, 2020

This Revolving Credit Facility Agreement (as amended, restated, modified or supplemented from time to time, this “Agreement”), dated as of the date first set forth above (the “Effective Date”), is executed by and among (i) Wikisoft Corp., a Nevada corporation (“Borrower”) and (ii) Rasmus Refer (the “Lender”). Each of Borrower and the Lender may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Borrower has requested that Lender extend an unsecured revolving credit facility to Borrower for working capital financing for Borrower, and Lender is willing to make certain loans and extensions of credit available to Borrower of up to such amount and upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the Parties hereby agree as follows:

1.                  DEFINITIONS.

1.1              Defined Terms. For the purposes of this Agreement, the following capitalized words and phrases shall have the meanings set forth below.

(a)          “Business Day” means any day other than a Saturday, Sunday or a legal holiday on which banks are authorized or required to be closed for the conduct of commercial banking business in the State of Nevada.

(b)         “Default Rate” means a rate of interest of one percent (1%) per annum.

(c)          “Loan Availability” means at any time, the then applicable Loan Commitment less any Obligations then outstanding.

(d)         “Loan Commitment” means, on the Effective Date, One Million and No/100 United States Dollars ($1,000,000.00).

(e)          “Loan Documents” means this Agreement and the Note.

(f)          “Loan” and “Loans” means, respectively, each advance, and the aggregate of all such advances, made by Lender to Borrower under and pursuant to this Agreement or any other Loan Documents.

(g)         “Maturity Date” means the later of (i) the date that the Borrower has funds available to repay the Obligations in full, as determined by the Board of Directors of the Borrower in its sole discretion, and (ii) twenty-four (24) months from the Effective Date.

(h)         “Obligations” means, whether now existing or hereafter arising, created or incurred: (i) all Loans, advances (whether of principal or otherwise) and other financial accommodations (whether primary, contingent or otherwise) made by Lender to Borrower under any Loan Documents; (ii) all interest accrued thereon; (iii) any and all fees, charges or other amounts due to Lender under the Loan Documents.

(i)           “Person” means any individual, partnership, limited liability company, limited liability partnership, corporation, trust, joint venture, joint stock company, association, unincorporated organization, government or agency or political subdivision thereof, or other entity.

(j)           “Note” means that certain Revolving Note in the principal amount of the Loan Commitment of even date herewith made by Borrower in favor of Lender, the form of which is attached hereto as Exhibit A, and any renewal, extension, future advance, modification, substitution, or replacement thereof.

(k)         “Securities Act” means the Securities Act of 1933, as amended.

1.2              Other Definitional Provisions; Construction. Whenever the context so requires, the neuter gender includes the masculine and feminine, the single number includes the plural, and vice versa. In addition: (i) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and references to Article, Section, Subsection, Annex, Exhibit and like references are references to this Agreement unless otherwise specified; (ii) wherever the word “include,” “includes” or “including” is used in this Agreement, it will be deemed to be followed by the words “without limitation;” (iii) an Event of Default shall “continue” or be “continuing” until such Event of Default has been cured in Lender’s sole and absolute discretion, or waived by Lender in accordance with Section 6.6; (iv) references in this Agreement to any Party shall include such Party’s successors and permitted assigns; and (v) references to any “Section” shall be a reference to such Section of this Agreement unless otherwise stated.

2.                  REVOLVING LOAN FACILITY.

2.1              Loan.

(a)          Loan Commitment. Subject to the terms and conditions of this Agreement and the other Loan Documents, and in reliance upon the representations and warranties set forth herein and in the other Loan Documents, Lender agrees to make Loans to Borrower from time to time, pursuant to the terms of this Agreement, until, but not including, the Maturity Date, provided, however, that the aggregate principal balance of all Loans outstanding at any time shall not exceed the Loan Availability. Loans made by Lender may be repaid and, subject to the terms and conditions hereof, borrowed again up to, but not including, the Maturity Date, unless the Loans are otherwise terminated or extended as provided in this Agreement. The Loans shall be used by Borrower for general operational purposes.

(b)         Advances. Subject to the terms and conditions herein, any request for a Loan may be made from time to time and in such amounts as Borrower may choose.  Requests for Loans must be made in writing, delivered to the Lender.  For each Loan, properly requested and accepted by Lender pursuant to the terms and conditions herein, the Lender shall advance an amount equal to the Loan amount to Borrower within three (3) Business Days.

(c)          Communications. Lender is authorized to rely on any written, verbal, electronic, telephonic or telecopy loan requests which Lender believes in its good faith judgment to emanate from Carsten Falk, the Chief Executive Officer of the Borrower, or other persons authorized by Carsten Falk, as to any communications and or notices hereunder.

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2.2              Loan Interest and Payments.

(a)          Interest. The interest rate payable on the Loans (the “Interest Rate”) shall be calculated on a basis of a 360-day year and charged for the actual number of days elapsed since funding, at a rate of 0.01% per annum. Except as otherwise set forth herein, all interest and fees shall be calculated on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed.

(b)         Repayment.

(i)                 No payments of Interest or principal amount as to any Loan shall be due prior to the Maturity Date.

(ii)               All principal and accrued interest as to each individual Loan shall be due and payable on the Maturity Date (to the extent not repaid at such time).

(iii)             All payments hereunder shall be made to the Lender at such place as the Lender may, from time to time, designate in lawful money of the United States of America.  All payments received hereunder shall be applied as follows: first, to any late charge; second, to any costs or expenses incurred by Lender in collecting such payment or to any other unpaid charges or expenses due hereunder; third, to accrued interest; fourth, to principal; and fifth, the balance, if any, to such person entitled thereto.

(c)          Any amount of principal or interest on the Obligations which is not paid when due shall, at Lender’s option, bear interest payable on demand at the Default Rate.

(d)         Optional Prepayments. Borrower may from time to time prepay the Loans or any Obligations, in whole or in part, without penalty.

2.3              Collection of Funds. If any payment to be made by Borrower hereunder or under the Note shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing any interest in respect of such payment. Any Obligations which are not paid when due (subject to applicable grace periods) shall bear interest at the Default Rate.

2.4              Remedies. In the event that the principal amount and all accrued interest on the Loans are not paid on or before the Maturity Date, Lender shall have all rights, powers and remedies set forth in the Loan Documents, in any written agreement or instrument (other than this Agreement or the Loan Documents) relating to any of the Obligations or any security therefor, or as otherwise provided at law or in equity.

3.                  NOTE EVIDENCING LOANS. The Loans shall be evidenced by the Note (together with any and all renewal, extension, modification or replacement notes executed by Borrower and delivered to Lender and given in substitution therefor) duly executed by Borrower and payable to the order of Lender. At the time of the initial disbursement of a Loan and at each time an additional Loan shall be requested hereunder or a repayment made in whole or in part thereon, an appropriate notation thereof shall be made on the books and records of Lender. All amounts recorded shall be, absent demonstrable error, conclusive and binding evidence of: (i) the principal amount of the Loans advanced hereunder; (ii) any unpaid interest owing on the Loans; and (iii) all amounts repaid on the Loans. The failure to record any such amount or any error in recording such amounts shall not, however, limit or otherwise adversely affect the obligations of Borrower under the Note to repay the principal amount of the Loans, together with all other Obligations.

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4.                  REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

To induce Lender to make the Loans, the Borrower makes the following representations and warranties to Lender, each of which shall be true and correct in all material respects as of the date of the execution and delivery of this Agreement and as of the date of each Loan made hereunder, except to the extent such representation expressly relates to an earlier date, and which shall survive the execution and delivery of this Agreement:

4.1              Borrower Organization and Name. Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the full power and authority to (i) enter into and execute the Loan Documents and to perform all of its obligations hereunder and thereunder; and (ii) own and operate its assets and properties and to conduct and carry on its business as and to the extent now conducted. Borrower is duly qualified to transact business and is in good standing as a foreign corporation, company or other entity in each jurisdiction where the character of its business or the ownership or use and operation of its assets or properties requires such qualification.

4.2              Authorization; Validity. Borrower has full right, power and authority to enter into this Agreement, to make the borrowings and execute and deliver the Loan Documents as provided herein and to perform all of its duties and obligations under the Loan Documents and no other action or consent on the part of the Borrower, its members, managers, partners, or any other Person is necessary or required by the Borrower to execute the Loan Documents, consummate the transactions contemplated herein and therein, and perform all of its obligations hereunder and thereunder. The execution and delivery of the Loan Documents will not, nor will the observance or performance of any of the matters and things herein or therein set forth, violate or contravene any provision of law or of the Borrower’s operating agreement or other governing documents. The Loan Documents are valid and binding agreements and contracts of the Borrower, enforceable against the Borrower in accordance with their respective terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws enacted for the relief of debtors generally and other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles which may affect the availability of specific performance and other equitable remedies.

4.3              No Conflicts; Consents and Approvals. The execution, delivery and performance of the Loan Documents, and the consummation of the transactions contemplated hereby and thereby will not: (i) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflict with, or give to any other Person any rights of termination, amendment, acceleration or cancellation of, any provision of any contract or agreement to which Borrower is a party or by which any of its assets or properties may be bound; (ii) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflict with, any order, writ, injunction, decree, or any other judgment of any nature whatsoever; or (iii) constitute a violation of, or conflict with, any law, rule, ordinance or other regulation (including foreign and United States federal and state securities laws.

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4.4              Lending Relationship. The Borrower acknowledges and agrees that the relationship hereby created with Lender is and has been conducted on an open and arm’s length basis in which no fiduciary relationship exists and that Borrower has not relied on, nor is relying on, any such fiduciary relationship in executing this Agreement and in consummating the Loans.

4.5              Brokerage Fees. There is no Person acting on behalf of the Borrower who is entitled to or has any claim for any brokerage or finder’s fee or commission in connection with the execution of this Agreement or the consummation of the transactions contemplated hereby.

4.6              No General Solicitation. Neither the Borrower, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or issuance of the Note.

4.7              No Integrated Offering. Neither the Borrower, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Note under the Securities Act or any similar laws of any foreign jurisdiction, or cause this offering of such securities to be integrated with prior offerings by the Borrower for purposes of the Securities Act or any similar laws of any foreign jurisdiction.

5.                  REPRESENTATIONS AND WARRANTIES OF LENDER.

Lender makes the following representations and warranties to the Borrower, each of which shall be true and correct in all material respects as of the date of the execution and delivery of this Agreement and as of the date of each Loan made hereunder, except to the extent such representation expressly relates to an earlier date, and which shall survive the execution and delivery of this Agreement:

5.1              Investment Purpose and Investor Status. Lender is acquiring the Note for its own account, for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act. Lender is an accredited investor, as defined in Rule 501 under Regulation D promulgated pursuant to the Securities Act.

5.2              Borrower Organization. Lender is a natural person and has the full power and authority to: (i) enter into and execute the Loan Documents and to perform all of its obligations hereunder and thereunder; and (ii) own and operate its assets and properties and to conduct and carry on its business as and to the extent now conducted.

5.3              Authorization; Validity. Lender has full right, power and authority to enter into this Agreement, to make the Loans and to execute and deliver the Loan Documents as provided herein and to perform all of its duties and obligations under the Loan Documents and no other action or consent on the part of the Lender, its members, managers or any other Person is necessary or required by the Lender to execute the Loan Documents, consummate the transactions contemplated herein and therein, and perform all of its obligations hereunder and thereunder. The execution and delivery of the Loan Documents will not, nor will the observance or performance of any of the matters and things herein or therein set forth, violate or contravene any provision

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of law or the Lender’s governing documents. All necessary and appropriate action has been taken on the part of the Lender to authorize the execution and delivery of the Loan Documents. The Loan Documents are valid and binding agreements and contracts of the Lender, enforceable against the Lender in accordance with their respective terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws enacted for the relief of debtors generally and other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles which may affect the availability of specific performance and other equitable remedies. The Lender does not know of any reason why the Lender cannot perform any of its obligations under this Agreement, the Loan Documents or any related agreements.

5.4              No Conflicts; Consents and Approvals. The execution, delivery and performance of the Loan Documents, and the consummation of the transactions contemplated hereby and thereby, including the issuance of the Note, will not: (i) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflict with, any order, writ, injunction, decree, or any other judgment of any nature whatsoever; or constitute a violation of, or conflict with, any law, rule, ordinance or other regulation (including foreign and United States federal and state securities laws. Except as specifically contemplated by this Agreement, the Lender is not required to obtain any consent or approval of, from, or with any governmental authority, or any other Person, in order for it to execute, deliver or perform any of its obligations under this Agreement or the Loan Documents in accordance with the terms hereof or thereof. All consents and approvals which Lender is required to obtain pursuant to the immediately preceding sentence have been obtained or effected on or prior to the Effective Date.

5.5              Brokerage Fees. There is no Person acting on behalf of the Lender who is entitled to or has any claim for any brokerage or finder’s fee or commission in connection with the execution of this Agreement or the consummation of the transactions contemplated hereby.

6.                  MISCELLANEOUS.

6.1              Brokers. The Parties agree that there were no finders or brokers involved in bringing the Parties together or who were instrumental in the negotiation, execution or consummation of this Agreement. Each Party agrees to indemnify each other Party against any claim by any Person for any commission, brokerage, or finder’s fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying Party and such Person, whether express or implied from the actions of the indemnifying Party.

6.2              Entire Agreement. The Loan Documents constitute the entire agreement between the Parties with respect to the subject matter herein; and are the final expression of the intentions of the Parties and Lender, and no promises, either expressed or implied, exist between the Parties, unless contained herein or therein, and supersede all negotiations, representations, warranties, commitments, offers, contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof.

6.3              Amendment; Waiver; Remedies.

(a)          This Agreement may be amended, modified, superseded, terminated or cancelled only by a written instrument executed by both of the Parties.

(b)         No discharge or waiver of any provision of this Agreement or of the Loan Documents, or consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only for the specific purpose for which given.

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(c)          Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.

(d)         Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any Party from enforcing any right or remedy or from requiring satisfaction of any condition. No notice to or demand on a Party waives or otherwise affects any obligation of that Party or impairs any right of the Party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement. No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved Party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(e)          Notwithstanding anything else contained herein, no Party shall seek, nor shall any Party be liable for, consequential, punitive or exemplary damages, under any tort, contract, equity, or other legal theory, with respect to any breach (or alleged breach) of this Agreement or any provision hereof or any matter otherwise relating hereto or arising in connection herewith.

6.4              Consents. With respect to any provisions of this Agreement or any other Loan Documents which require the consent or approval of a Party, unless expressly otherwise provided in any such provision, such consent or approval may be granted, conditioned, or withheld by such Party in its sole and absolute discretion. To the extent that any consent or approval is given by a Party under any provision hereunder or under any other Loan Documents, such consent or approval shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future consent or approval, and any such consent or approval shall not impose any liability or warranty obligation on such Party.

6.5              No Assignment. Neither Party may seller or assign its rights or obligations under any of the Loan Documents, or any portion or right, title or interest therein, without the prior written approval of the other Party and any such assignment or sale without such prior written consent shall be null and void and of no force or effect. This Agreement shall be binding upon the Parties and their respective legal representatives, successors and permitted assigns.

6.6              Arm’s Length Bargaining; No Presumption Against Drafter. This Agreement has been negotiated at arm’s-length by parties of equal bargaining strength, each represented by counsel or having had but declined the opportunity to be represented by counsel and having participated in the drafting of this Agreement. This Agreement creates no fiduciary or other special relationship between the Parties, and no such relationship otherwise exists. No presumption in favor of or against any Party in the construction or interpretation of this Agreement or any provision hereof shall be made based upon which Person might have drafted this Agreement or such provision.

6.7              Governing Law. The Loan Documents shall be delivered and accepted in, and shall be deemed to be contracts made under and governed by, the internal laws of the State of Nevada, and for all purposes shall be construed in accordance with the laws of the State of Nevada, without giving effect to the choice of law

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provisions of such State. Each Party hereby acknowledges that it has reviewed this Agreement and all Loan Documents, and specifically, this Section 6.7, with competent counsel selected by such Party, and in that regard, such Party fully understands the choice of law provisions set forth in this Section 6.7. Each Party hereby fully and absolutely waives any and all rights to make any claims, counterclaims, defenses, to raise or make any arguments (including any claims, counterclaims, defenses, or arguments based on grounds of public policy, unconscionability, or implied covenants of fair dealing and good faith), or to otherwise undertake any litigation strategy or maneuver of any nature or kind that would result in, or which otherwise seeks to, invalidate this choice of law provision, or that would otherwise result in or require the application of the laws of any other State other than the State of Nevada in the interpretation or governance of this Agreement or any other Loan Documents (except for the Mandatory Forum Selection clause in Section 6.15). Each Party has carefully considered this Section 6.7 and has carefully reviewed its application and effect with competent counsel, and in that regard, fully understands and agrees that the other Parties would not have entered into this Agreement without the express agreement and acknowledgement of each other Party to this choice of law provision, and the express waivers set forth herein.

6.8              WAIVER OF JURY TRIAL. LENDER AND BORROWER, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE, IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE REVOLVING NOTE, ANY LOAN DOCUMENT OR ANY OF THE OBLIGATION OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH LENDER AND BORROWER ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO BORROWER.

6.9              MANDATORY FORUM SELECTION.  EACH PARTY IRREVOCABLY AGREES THAT ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS AGREEMENT ANY OTHER LOAN DOCUMENT (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL, EXCEPT AS HEREINAFTER PROVIDED, BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN PALM BEACH COUNTY, FLORIDA.  THIS PROVISION IS INTENDED TO BE A “MANDATORY” FORUM SELECTION CLAUSE AND GOVERNED BY AND INTERPRETED CONSISTENT WITH NEVADA LAW. EACH PARTY HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID COUNTY, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. EACH PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO SUCH PARTY, AS SET FORTH HEREIN OR IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE.

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6.10          Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof or were otherwise breached and that each Party hereto shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the provisions hereof and to enforce specifically the terms and provisions hereof, without the proof of actual damages, in addition to any other remedy to which they are entitled at law or in equity. Each Party agrees to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, and agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that (a) the other Party has an adequate remedy at law, or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity.

6.11          Attorneys’ Fees. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorney’s fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

6.12          Usury Savings Clause. Notwithstanding any provision in this Agreement or the other Loan Documents, the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the jurisdiction governing this Agreement or any other applicable law. In the event the total liability of payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, shall, for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the limit imposed by the usury laws of the jurisdiction governing this Agreement, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice by, between, or to any Party, be applied to the reduction of the outstanding principal balance of this Agreement immediately upon receipt of such sums by the Lender, with the same force and effect as though the Borrower had specifically designated such excess sums to be so applied to the reduction of such outstanding principal balance and the Lender had agreed to accept such sums as a penalty-free payment of principal; provided, however, that the Lender may, at any time and from time to time, elect, by notice in writing to the Borrower, to waive, reduce, or limit the collection of any sums in excess of those lawfully collectible as interest rather than accept such sums as a prepayment of the outstanding principal balance. It is the intention of the Parties that the Borrower does not intend or expect to pay nor does the Lender intend or expect to charge or collect any interest under this Agreement greater than the highest non-usurious rate of interest which may be charged under applicable law.

6.13          Further Assurances. Each Party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such Party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Agreement.

6.14          Enforceability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Each Party agrees and acknowledges that it has had an opportunity to negotiate the terms and provisions of this Agreement and the other Loan Documents with and through its counsel, and that such Party has sufficient leverage and economic bargaining power, and has used such leverage and economic bargaining power, to fairly and fully negotiate this Agreement and the other Loan Documents in a manner that is acceptable to such Party.

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6.15          Time of Essence. Time is of the essence in the performance and observance by each Party of each covenant, agreement, provision and term of this Agreement applicable to such Party.

6.16          Notices. Any funding request, notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and in each case properly addressed to the Party to receive the same in accordance with the information below, and will be deemed to have been delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then three (3) Business Days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, overnight delivery, then one (1) Business Day after deposit of same in a regularly maintained receptacle of such overnight courier; (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., EST, on a Business Day, with any notice hand delivered after 5:00 p.m., EST, being deemed delivered on the following Business Day; or (iv) if sent via email with return receipt requested, upon receipt of such return receipt. Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Agreement may be sent by facsimile or other method of delivery, but shall be deemed to have been delivered only when the sending Party has confirmed (by reply e-mail or some other form of written confirmation) that the notice has been received by the other Party.  The addresses for such communications shall be as set forth below, unless such address or information is changed by a notice conforming to the requirements hereof.

If to the Borrower:

Wikisoft Corp.

Attn: Carsten Falk

315 Montgomery Street

San Francisco, CA 94104

Email: cf@wikisoft.com

If to the Lender:

Rasmus Refer

[__________________]

[__________________]

Email: rr@wikisoft.com

6.17          Interpretation. If any provision in this Agreement requires judicial or similar interpretation, the judicial or other such body interpreting or construing such provision shall not apply the assumption that the terms hereof shall be more strictly construed against one Party because of the rule that an instrument must be construed more strictly against the Party which itself or through its agents prepared the same. The Parties hereby agree that all Parties and their agents have participated in the preparation hereof equally.

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6.18          Third Party Beneficiaries. This contract is strictly between the Parties and, except as specifically provided herein, no other Person and no director, officer, stockholder, member, employee, agent, independent contractor or any other Person shall be deemed to be a third-party beneficiary of this Agreement.

6.19          Expenses. Other than as specifically set forth herein, each Party will bear its own costs, including legal, accounting and professional fees, incurred in connection with the transactions contemplated hereby.

6.20          Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. The execution and delivery of a facsimile or other electronic transmission of a signature to this Agreement shall constitute delivery of an executed original and shall be binding upon the person whose signature appears on the transmitted copy.

[Signatures appear on following pages]

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IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the Effective Date.

Wikisoft Corp.

By: /s/ Carsten Falk

Name: Carsten Falk

Title: Chief Executive Officer

Rasmus Refer

By: /s/ Rasmus Refer

Name: Rasmus Refer

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Exhibit A

Form of Revolving Note

(Attached)

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